Section 906 Certifications

I, Charles E. Porter, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2008 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: September 24, 2008

/s/ Charles E. Porter
______________________
Charles E. Porter
Principal Executive Officer

Section 906 Certifications

I, Steven D. Krichmar, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2008 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: September 24, 2008

/s/ Steven D. Krichmar
______________________
Steven D. Krichmar
Principal Financial Officer

Attachment A
N-CSR
Period (s) ended July 31, 2008

073	Putnam Premier Income Trust
2AQ	Putnam Research Fund
003	Putnam Investors Fund
007	Putnam Voyager Fund
006	Putnam Vista Fund
036	Putnam Tax Free High Yield Fund
035	Putnam AMT-Free Insured Municipal Fund
024	Putnam OTC & Emerging Growth Fund
2AP	Putnam Growth Opportunities Fund
001	The George Putnam Fund of Boston

Putnam RetirementReady – Funds

7CR	Putnam RetirementReady --2050
40M	Putnam RetirementReady – 2045
40F	Putnam RetirementReady --2040
49Y	Putnam RetirementReady – 2035
49R	Putnam RetirementReady – 2030
49K	Putnam RetirementReady – 2025
49D	Putnam RetirementReady --2020
48W	Putnam RetirementReady – 2015
48I	Putnam RetirementReady – 2010
48P	Putnam RetirementReady --Maturity Fund